UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2011

WASHINGTON MUTUAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-14667

WASHINGTON	91-1653725
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

925 FOURTH AVENUE, SUITE 2500
SEATTLE, WASHINGTON 98104
(Address of principal executive offices, including zip code)

(206) 432-8887
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On October 6, 2010, Washington Mutual, Inc. (the “Company”) and WMI Investment Corp. (together with the Company, the “Debtors”) filed with the United States Bankruptcy Court for the District of Delaware (the “Court”) the Debtors’ Sixth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (as modified on October 29, 2010 and November 24, 2010, the “Sixth Amended Plan”) and a disclosure statement relating thereto.  In connection with the Sixth Amended Plan, certain securities were tendered into contra-CUSIP accounts established with The Depository Trust Company (“DTC”) for the purpose of identifying and “freezing” trading in such securities (the “Tendered Securities”) in connection with release and exchange elections made with respect to the Sixth Amended Plan.

After hearing testimony and argument regarding confirmation of the Sixth Amended Plan, on January 7, 2011, the Court issued an opinion (the “Opinion”), pursuant to which, among other things, the Court denied confirmation of the Sixth Amended Plan unless certain modifications are made thereto.

In light of the Opinion, on February 8, 2011, the Debtors filed with the Court a Modified Sixth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (the “Modified Plan”) and a related Supplemental Disclosure Statement.  In connection with the Modified Plan, the Company confirmed, on February 22, 2011, that, except to the extent set forth below, the Tendered Securities have been released and returned to the target CUSIP accounts, and such securities are available for trading by the holders thereof.  As set forth in detail in the Debtors’ proposed solicitation procedures with respect to the Modified Plan, the holders of such securities will have an opportunity to resubmit release and exchange elections in connection with the Modified Plan and all prior elections shall be disregarded.  The solicitation procedures will be considered by the Court on March 21, 2011. The solicitation procedures are available electronically on the internet website of the Debtors’ claims agent, Kurtzman Carson Consultants, LLC, at http://www.kccllc.net/; however, the information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Current Report on Form 8-K.

Holders of preferred shares classified as “REIT Series” in Class 19 under both the Sixth Amended Plan and the Modified Plan will not have an opportunity to resubmit release elections; such holders’ elections made in connection with the Sixth Amended Plan will remain valid and enforceable in connection with the Modified Plan and, to the extent that a holder elected to grant the releases, such holder’s shares shall remain in the respective contra-CUSIP account established with DTC.

A copy of the press release regarding the release and return of the Tendered Securities to the target CUSIP accounts as described above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

The Current Report on Form 8-K and the exhibit hereto contain certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company’s current plans, expectations, estimates and management’s beliefs about the Company’s future performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the Company’s actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements. Some of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2007 under “Factors that May Affect Future Results.” These risks include, among other factors, changes in business, economic and market conditions, changes in government regulation, and changes in the competitive environment in which the Company operates. Other risks that the Company faces include, but are not limited to, the following: (i) the Company’s ability to obtain Court approval with respect to motions in the Debtors’ chapter 11 proceedings prosecuted by the Debtors from time to time; (ii) risks associated with third parties seeking and obtaining Court approval to convert the Debtors’ chapter 11 cases to cases under chapter 7 of the bankruptcy code; (iii) risks associated with litigation and other claims that involve the Company; and (iv) the potential adverse impact of the Debtors’ chapter 11 cases on the Debtors’ liquidity or results of operations. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements. However, readers should carefully review the statements set forth in the reports, which the Company files from time to time with the Securities and Exchange Commission, particularly its Current Reports on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
EX-99.1	Press Release, dated February 22, 2011.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL, INC.

Date: February 22, 2011	By:	/s/ John Maciel
John Maciel
Chief Financial Officer

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EXHIBIT INDEX
Exhibit Number	Description
99.1	Press Release, dated February 22, 2011.

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